American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
October 31, 2023

One Choice Blend+ 2065 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.8%
Avantis U.S. Equity Fund G Class	76,011	1,041,344
Avantis U.S. Small Cap Value Fund G Class	6,784	92,880
Focused Dynamic Growth Fund G Class(2)	15,641	687,870
Focused Large Cap Value Fund G Class	74,000	687,461
Heritage Fund G Class(2)	7,648	164,812
Mid Cap Value Fund G Class	11,473	164,871
Small Cap Growth Fund G Class	5,388	93,325
		2,932,563
International Equity Funds — 28.3%
Avantis Emerging Markets Equity Fund G Class	12,438	126,616
Avantis International Equity Fund G Class	36,558	381,305
Emerging Markets Fund G Class	20,130	190,226
Focused International Growth Fund G Class	14,952	213,519
Global Real Estate Fund G Class	12,116	129,646
International Small-Mid Cap Fund G Class	10,429	87,397
Non-U.S. Intrinsic Value Fund G Class	23,634	212,945
		1,341,654
Domestic Fixed Income Funds — 7.2%
Avantis Core Fixed Income Fund G Class	32,297	254,180
High Income Fund G Class	8,123	64,986
Inflation-Adjusted Bond Fund G Class	2,321	23,557
		342,723
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	4,190	35,069
Global Bond Fund G Class	11,474	94,317
		129,386
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,831,395)		4,746,326
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$4,746,326

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$807	$337	$19	$(84)	$1,041	76	$(1)	—
Avantis U.S. Small Cap Value Fund	74	29	1	(9)	93	7	—	—
Focused Dynamic Growth Fund(3)	536	242	14	(76)	688	16	(1)	—
Focused Large Cap Value Fund	530	218	16	(45)	687	74	(2)	$4
Heritage Fund(3)	127	62	2	(22)	165	8	—	—
Mid Cap Value Fund	127	55	2	(15)	165	11	—	1
Small Cap Growth Fund	72	35	—	(14)	93	5	—	—
Avantis Emerging Markets Equity Fund	100	39	—	(12)	127	12	—	—
Avantis International Equity Fund	296	125	7	(33)	381	37	—	—
Emerging Markets Fund	152	61	2	(21)	190	20	—	—
Focused International Growth Fund	166	78	2	(28)	214	15	—	—
Global Real Estate Fund	99	43	1	(11)	130	12	—	—
International Small-Mid Cap Fund	67	32	1	(11)	87	10	—	—
Non-U.S. Intrinsic Value Fund	167	79	3	(30)	213	24	—	—
Avantis Core Fixed Income Fund	197	77	8	(12)	254	32	(1)	2
High Income Fund	50	18	1	(2)	65	8	—	1
Inflation-Adjusted Bond Fund	18	7	—	(1)	24	2	—	—
Emerging Markets Debt Fund	26	12	1	(2)	35	4	—	—
Global Bond Fund	73	27	3	(3)	94	11	—	1
	$3,684	$1,576	$83	$(431)	$4,746	384	$(5)	$9
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.